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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 18, 2002
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                             AMKOR TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     000-29472                                              23-1722724
COMMISSION FILE NUMBER                            (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                              1345 ENTERPRISE DRIVE
                             WEST CHESTER, PA 19380
                                 (610) 431-9600
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)
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ITEM 5.    OTHER EVENTS.

      On October 18, 2002 we issued a press release (attached hereto as Exhibit 99.1) announcing that we have ended discussions with Fujitsu Limited relating to Amkor's proposed equity purchase of Fujitsu's semiconductor assembly and test operation located in Kagoshima, Japan.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

99.1     Text of Press Release dated October 18, 2002
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AMKOR TECHNOLOGY, INC.

                                               By: /s/ KENNETH T. JOYCE
                                               ------------------------
                                               Kenneth T. Joyce
                                               Chief Financial Officer

                                               Dated: October 18, 2002